SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: May 10, 2001


                          TTI HOLDINGS OF AMERICA CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                       000-30734                   11-3255619
(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                              Identification #)



                  76 North Broadway, Hicksville, New York 11801
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                  516.931.5700
                    ----------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.


ITEM 5.          OTHER EVENTS


         On May 17, 2001, the Company reported that on May 10, 2001, the Company closed on the first two of the Comprehensive Outpatient Rehabilitation Facility ("CORF"). Subsequent to the filing of the original Report, on May 17, 2001, the Company has reported that it had closed on additional five (5) CORF's for a total of seven (7).

         The purchase price for each of the corporations was stock of the Company in the amount equal to $1,100,000 each. The exact number of shares to be issued to the shareholder(s) of each CORF is to be determined using a formula. The formula to determine the share price used in calculating the number of shares issued to the shareholder(s) of the CORF is:

         Three applicable periods relative to the value of the Company's stock
                  30-day period prior to the acquisition;
                  30-day period from the acquisition (inclusive of acquisition day); and
                  31 to 60 day period from acquisition (inclusive of acquisition date)

         The average high ask price and the low bid price are averaged for each period as set forth above. In no event shall the Average Price be below $4.00 or above $15.00. The two lowest Average Prices for the three periods are then averaged to determine the share price placed at the time of acquisition.


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         The  Company  has  learned  however,  during  due  diligence,  that the licenses that the CORFs operate under must be newly approved by the government when a CORF is sold to a new Owner and are not automatically approved with the purchase of an existing CORF corporation. Since the timeliness of such approval is not predictable, the Company is amending the transactions with the sellers to not be a completed and sale of the CORFs at this time. Only upon the actual issuance of a new license to the Company will the transactions be considered closed by all parties and an up to date audit be completed. Any and all share certificates already issued to the owners of the CORFs will be returned and held by the Escrow Agent until the transactions are completed.

         A full description of the CORFs are contained in the previous filings by the Company on Form 8-K, dated May 17, 2001 and June 28, 2001.


ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         Not Applicable

ITEM 7.          FINANCIAL STATEMENTS

         The Company intends to file the appropriate and necessary financial statements required within the time period set forth in the applicable rules, upon the completion of the transaction contained herein.


ITEM 8.          CHANGE IN FISCAL YEAR

         Not Applicable



EXHIBITS

         None

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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


         By: /s/ Andrew B. Mazzone
         ---------------------------------
         Andrew B. Mazzone
         CEO, President


Date:         July 17, 2001